Exhibit 10.4

                                     PLEDGE

      Ripp Entertainment Group Inc., ('Pledgor") with offices at
_____________________________________________ ("Pledgor"), agrees, as of July 9,
2001 as follows as an inducement to TTR Technologies, Inc. ("TTR") to extend a certain loan to Pledgor, all as provided for in the Agreement dated July 9, 2001 between TTR and Pedgor (hereinafter, the "Agreement") to:

      1. As security for the payment of all loans when and as due, now or in the future made by TTR to Borrower, all interest and other sums due in connection with them (each such loan, sum due and obligation being referred to herein as an "Obligation"), Pledgor hereby conditionally assigns to TTR, and grants TTR a security interest in (i) all shares of common stock, par value $0.001 (the "Common Stock") of TTR that Pledgor has right or interest in, now existing or hereafter acquired, absolute or contingent, in whatever form, together with all substitutions, replacements, and proceeds thereof and therefor and including instruments, certificates and commercial paper, and all other writings which evidence such right or interest and (ii) shares of Common Stock issuable upon exercise of options held by Pledgor or hereinafter issued to purchase or acquire Common Stock (all of the foregoing property and any part thereof being hereinafter referred to as, "Collateral")

      2. Pledgor hereby warrants and represents that except for the security interest granted hereby and issuer restrictions on the Collateral, Pledgor is the sole owner of the Collateral free from any adverse lien, security interest, encumbrance and restriction on transfer and the Collateral is in all respects what it purports to be and that debtor will defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein and that no financing statement covering any of Collateral or any proceeds thereof is on file in any public office and that TTR may without notice or signature of Pledgor file any financing statement, amendments or continuations, naming Pledgor or Borrower as debtor and TTR as secured party and that alternatively or additionally, at the request of TTR, Pledgor will join with TTR in executing and filing one or more, financing statements, amendments or continuations, in form satisfactory to TTR. In order to perfect, maintain or protect its security interest in Collateral, TTR may deliver a copy of this Agreement to any person or entity.

      3. Pledgor will keep the collateral free from any adverse liens, security interest or encumbrance and will not pledge, assign, grant a security interest or attempt to transfer any of the Collateral or any interest in it. Pledgor will not use the collateral in violation of any law, statute or ordinance and shall give TTR prompt notice of any lien attachment or security interest charged against the Collateral. TTR at its option may pay or cause the discharge of any charges against the Collateral and may take any other action necessary to preserve the Collateral. Pledgor shall do, execute and deliver all additional acts, instruments as TTR may require to more completely assure TTR of its rights hereunder.

      4. Pledgor shall be in default under this Agreement upon the happening of any of the following events or conditions ("Default"):

      (i) Default in the payment or performance of any obligation, covenant or liability contained or referred to in the Agreement or herein;

      (ii) Any warranty, representation or statement made or furnished to TTR by or on behalf of Pledgor proves to have been false in any material respect when made or furnished;

      (iii) Loss, theft, substantial damage, destruction, sale or encumbrance to or of any of the Collateral, or the making of any levy, seizure or attachment thereof or thereon;

      (iv) Dissolution, termination of existence, insolvency, business failure, appointment of a receiver of any part of the property, assignment for the benefit of creditors, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against, Borrower or Pledgor or any guarantor or surety for Borrower or Pledgor.

      5. Upon Default and at any time thereafter TTR may declare all obligations secured hereby absolutely and immediately due and payable and TTR shall have the remedies of a secured party under the Uniform Commercial Code as adopted and applicable in New York State including without limitation the following:

      (i) Pledgor hereby irrevocably appoints TTR its true and lawful agent and, in connection with Collateral which are shares of stock, its proxy with power of substitution for Pledgor, to act in the event of default in Pledor's or TTR's name as fully and completely as though TTR were the absolute owner of the Collateral for all purposes. TTR may exercise all of Pledgor's rights pertaining to the Collateral including without limitation, the exercise of all corporate or voting rights as to Collateral that are shares, the rights of collection, enforcement, conversion and exchange and the right to sell, assign, pledge, transfer or convey the Collateral as well as the right to commence, prosecute or settle any legal action respecting the Collateral.

      (ii) Following a Default,without notice or demand, Pledgor will assemble and deliver forthwith to TTR, the Collateral or any proceeds therefrom.

      6. All of TTR's rights and remedies shall be cumulative and any failure of TTR to exercise any right hereunder shall not be construed as a waiver of the right to exercise the same or any other right at any time, and from time to time, thereafter.

      7. Pledgor will pay to TTR promptly upon demand all reasonable costs and expenses, including attorney's fees, that may be incurred by TTR in attempting to enforcing its rights under this Agreement or in establishing, maintaining or defending its rights to do any of the foregoing.

      8. TTR may assign this Agreement or any of its rights and powers hereunder, with all or any of the obligations hereby guaranteed.

      9. This Agreement shall be construed in accordance with and governed by the laws of the State of New York applicable to agreements made and performed wholly therein. In connection with any dispute which may arise under this Pledge, Pledgor hereby irrevocably submits and consents and waives any objection to, the jurisdiction of the courts of the State of New York located in New York County or of the United States District Court Southern District of New York, or at TTR's option, to the courts of any jurisdiction in which or any of Pledgor's assets may be located, and waives any objection to the laying of venue in any such court. Pledgor admits that any such dispute may be resolved at least as conveniently in such a court as in any other court and will not seek dismissal or change of venue on the grounds that resolution of such a dispute in such a forum is not convenient or in the interest of justice. Pledgor shall not seek a jury trial in any action based upon or arising out of this Agreement or any related document or agreement. Pledgor will not seek to consolidate any such action with any other action in which trial by jury has not been waived.

      10. This Agreement constitutes the entire agreement between the parties hereto and sets forth all representations relied upon in connection herewith; it supersede all prior agreements, understandings, arrangements and representations whether oral or written, between the parties with respect to the subject matter hereof. This Agreement may not be


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modified or amended except by an instrument or instruments in writing signed by the party against whom enforcement of any such modification or amendment is sought, with an authorized officer of TTR signing if it must sign; the waiver by TTR of any conditions of, or any breach of any term or provision of, this Agreement shall be limited to such instance and shall not be construed as a waiver of the conditions generally or of any subsequent breach.

      11. This Agreement shall inure to the benefit of TTR, its successors and assign, and to any person to whom TTR may grant an interest in any of the Collateral, and shall be binding upon Pledgor , its successors and any assigns.

Ripp Entertainment Group Inc., Pledgor


By: /s/ Artie Ripp
   --------------------------

Title:


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